Federated Hermes Municipal Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
AUTOMATED SHARES (TICKER MOTXX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2024
1. Under the section entitled “Risk/Return Summary: Fees and Expenses,” please delete the introduction, “Shareholder Fees” and “Annual Fund Operating Expenses” in their entirety and replace them with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Automated Shares (AS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
AS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AS
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.57%
Fee Waivers and/or Expense Reimbursements[1]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.50%

 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 15, 2025, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s AS class (after the voluntary waivers and/or reimbursements) will not exceed 0.50% (the “Fee Limit”) up to but not including the later of (the
“Termination Date”): (a) February 1, 2026; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Board.

January 15, 2025

Federated Hermes Municipal Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456945 (1/25)
© 2025 Federated Hermes, Inc.